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                                                                    EXHIBIT 10.8

                                PLEDGE AGREEMENT
                                ----------------


     This PLEDGE AGREEMENT, dated as of March 2, 1998, between LA-MAN CORPORATION, a Nevada corporation ("Pledgor"), and RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC., a Texas corporation, and RENAISSANCE US GROWTH & INCOME TRUST PLC, a public limited company registered in England and Wales (each a "Secured Party" and collectively, "Secured Parties").

                                   RECITALS
                                   --------

     A. Pledgor, Secured Parties and Renaissance Capital Group, Inc., as Agent (the "Agent"), have entered into the Convertible Loan Agreement of even date herewith (the "Loan Agreement").

     B. Pursuant to the terms of the Loan Agreement, Pledgor has issued 8.75% Convertible Debentures, in an aggregate principal amount of $3,500,000 (the "Debentures"), to the Secured Parties.

     C. Pledgor is the owner of the shares (collectively, the "Shares") of capital stock described on Schedule A hereto and issued by the corporation named therein (each, an "Issuer"), and Pledgor has agreed to pledge and assign to Secured Parties a security interest in the Shares, together with any additional shares of capital stock of an Issuer or a Subsidiary subsequently acquired by Pledgor or an affiliate, upon the receipt thereof (collectively, the "Pledged Shares") to secure payment of the Obligations of Pledgor under the Loan Agreement and Debentures. As of the date hereof, the subsidiaries of Pledgor are the following: Certified Maintenance Services, Inc., Don Bell Industries, Inc., Don Bell Industries of Nevada, Inc., Nevada SEMCO, Inc., J. M. Stewart Corporation, J. M. Stewart Industries, Inc., J. M. Stewart Manufacturing, Inc., Vision Trust Marketing, Inc., Ad Art Displays, Inc. and E.S.C. of Nevada, Inc.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants, the parties agree as follows:

     1.   GRANT OF SECURITY INTEREST. Pledgor hereby pledges and assigns to the
          --------------------------
Secured Parties the Pledged Shares for the purpose of securing the full and prompt payment, when due, by Pledgor of the Obligations.

     2.   DELIVERY OF PLEDGED SHARES. Upon execution of this Pledge, Pledgor
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shall deliver to Secured Parties all the certificates representing the Pledged
Shares, together with duly executed stock powers, not held by any pledgee (a "Third-Party Pledgee") pursuant to the prior pledge by Pledgor of a security interest in such shares (a "Third-Party Pledge"). Pledgor shall give irrevocable instructions to the Third-Party Pledgee to deliver to the Secured Parties the certificates to the Pledged Shares held by such Third-Party Pledgee upon termination of the Third-Party Pledge. Secured Parties shall hold any such certificates and stock powers in their physical possession subject to the terms of this Pledge.
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     3.   VOTING OF SHARES AND RECEIPT OF DIVIDENDS. Pledgor shall have the
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right to vote the Pledged Shares and to receive dividends, except as provided herein and in the Loan Agreement and Debentures upon the occurrence of an Event of Default or a Default.

     4.   REPRESENTATIONS AND WARRANTIES. Pledgor hereby warrants, represents
          ------------------------------
and covenants as follows:

          a. Pledgor owns the Pledged Shares, free from any adverse claims and Liens, except for any Third-Party Pledge;

          b. Pledgor will notify Secured Parties of, and will defend the Pledged Shares against, all claims and demands of all persons at any time claiming the Pledged Shares or any interest therein, subject to any Third-Party Pledge;

          c. Pledgor will pay all taxes and assessments upon the Pledged Shares prior to the date of delinquency for payment of such taxes and assessments; and

          d. Pledgor has the full power, authority and capacity to grant the security interest hereunder.

     5.   RETURN OF SECURITY. When the Obligations have been paid in full,
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Secured Parties or Agent shall promptly deliver the certificates representing the Pledged Shares then held by them and all related stock powers to Pledgor.

     6.   OCCURRENCE OF EVENT OF DEFAULT. If an Event of Default or a Default
          ------------------------------
occurs, subject to the rights of a prior Third-Party Pledgee, each Secured Party shall have the right to vote the Pledged Shares, to receive dividends with respect to the Pledged Shares and to exercise any one or more of the rights and remedies provided in the Loan Agreement, as either Secured Party or Agent, in its or their sole discretion, may deem necessary or appropriate. Each Secured Party shall further have the right to exercise any remedies afforded a secured party under the Uniform Commercial Code of Texas or any other applicable law with respect to the Pledged Shares.

     7.   DURATION OF PLEDGE. This Pledge shall be terminated upon the earlier
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of: (i) foreclosure by Secured Parties of the security interest granted hereunder upon the occurrence of a Default or an Event of Default, or (ii) return of the Pledged Shares to Pledgor upon payment of the Obligations.

     8.   MISCELLANEOUS.
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          a.   Governing Law.  This Pledge shall be governed by, construed and
               -------------
enforced in accordance with Texas law.

          b.   Binding Effect.  All of the terms, covenants, representations,
               --------------
warranties and conditions herein shall be binding upon, and inure to the benefit of, and be enforceable by the parties and their respective successors and assignees.

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          c.   Waiver.  This Pledge may not be amended, modified, superseded or
               ------
canceled, nor may any of the terms, covenants, representations, warranties or conditions hereof be waived, except by a written instrument executed by the party against whom such amendment, modification, supersedure, cancellation or waiver is charged. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or of any breach of any term, covenant, representation or warranty contained herein, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of any breach of any other term, covenant, representation or warranty.

          d.   Attorneys' Fees.  If any party brings an action in connection
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with the performance, breach or interpretation of this Pledge, or in any action related to the transaction contemplated hereby, the prevailing party in such action shall be entitled to recover from the losing party in such action all reasonable costs and expenses of such litigation, including attorneys' fees, court costs, costs of investigation, accounting and other costs reasonably incurred or related to such litigation.

          e.   Severability.  If any provision hereof is determined to be
               ------------
illegal or unenforceable, such determination shall not affect the validity or enforceability of the remaining provisions hereof, all of which shall remain in full force and effect.

          f.   Further Documents.  Each party covenants and agrees that, from
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time to time, after the date hereof, at the reasonable request of any other party, and without further consideration, such party will execute and deliver such other documents and take such other action reasonably required to carry out in all respects the transactions contemplated and intended by this Pledge.

          g.   Notices.  All notices, demands, and other communications required
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or permitted to be given hereunder shall be deemed to have been  duly given and received if in writing: and (i) effective immediately if delivered personally or (ii) effective seventy-two (72) hours after mailing if deposited in the United States mail, first class, postage prepaid, registered or certified mail, return receipt requested, addressed as set forth below; or (iii) effective twenty-four (24) hours after being sent by telecopier to a party's telecopier number set forth below and on the same day also sent to the party by a nationally recognized courier service (e.g., Federal Express, DHL, etc.) to the party at such party's address set forth below.

          If to Secured Parties:   Renaissance Capital Growth & Income Fund III,
                                   Inc.
                                   Renaissance US Growth & Income Trust PLC
                                   8080 N. Central Expressway, Suite 210-LB59
                                   Dallas, Texas 75206

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

          If to Pledgor:           La-Man Corporation
                                   5029 Edgewater Drive
                                   Orlando, Florida  32810

     The addresses provided above may be changed by notice given to the other parties in accordance with this Paragraph. A party's failure to provide a courtesy copy shall not invalidate notice otherwise given to a party in accordance with this Paragraph.

          h.   Parties in Interest.  Nothing in this Pledge, whether express or
               -------------------
implied, is intended to confer any rights or remedies under or by reason of this Pledge on any persons other than the parties and their respective successors and assigns, nor is anything in this Pledge intended to relieve or discharge the obligation or liability of any third persons to any party to this Pledge, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Pledge.

          i.   Defined Terms.  All capitalized terms, unless otherwise
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specified, have the same meanings assigned to them in the Loan Agreement and
Debentures.



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

     IN WITNESS WHEREOF, this Pledge Agreement is executed as of the date first above written.

                            PLEDGOR:

                            LA-MAN CORPORATION



                            By:   /s/ J. William Brandner
                               -------------------------------------------------
                               J. William Brandner
                               President and Chief Executive Officer


                            SECURED PARTIES:

                            RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.



                            By:  /s/ Russell Cleveland
                               -----------------------------------------------
                            Name:_______________________________________________
                            Title:  President
                                  ----------------------------------------------


                            RENAISSANCE US GROWTH & INCOME TRUST, PLC

                            By:  Renaissance Capital Group, Inc.
                                 Investment Manager

                                 By: /s/ Russell Cleveland
                                    --------------------------------------------
                                    Name:_______________________________________
                                    Title: President
                                          --------------------------------------

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